Exhibit 10.80
REVOLVING LINE OF CREDIT NOTE

$55,000,000	December 7, 2010
     FOR VALUE RECEIVED, the undersigned, SMITH & WESSON HOLDING CORPORATION, a Nevada corporation, SMITH & WESSON CORP., a Delaware corporation, THOMPSON/CENTER ARMS COMPANY, INC., a New Hampshire corporation, THOMPSON CENTER HOLDING CORPORATION, a Delaware corporation, UNIVERSAL SAFETY RESPONSE, INC., a Delaware corporation, FOX RIDGE OUTFITTERS, INC., a New Hampshire corporation, K.W. THOMPSON TOOL COMPANY, INC., a New Hampshire corporation, O.L. DEVELOPMENT, INC., a New Hampshire corporation, BEAR LAKE HOLDINGS, INC., a Delaware corporation and SMITH & WESSON DISTRIBUTING, INC., a Delaware corporation (collectively, the “Borrowers”), promise to pay to the order of TD BANK, N.A. (the “Lender”), at the place and times provided in the Credit Agreement referred to below the principal sum of
FIFTY-FIVE MILLION DOLLARS AND 00/100 CENTS ($55,000,000)
or, if less, the principal amount of, and interest accrued on, all Revolving Loans made by the Lender from time to time pursuant to that certain Amended and Restated Credit Agreement dated December 7, 2010 (as amended, restated or modified from time to time, the “Credit Agreement”) by and among the Borrowers, TD Bank, N.A., in its capacity as Administrative Agent (in said capacity, together with its successors and assigns, the “Administrative Agent”) and the Lenders party thereto from time to time (including, without limitation, the Lender). Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Credit Agreement.
     The unpaid principal amount of this Revolving Line of Credit Note from time to time outstanding is subject to mandatory prepayment from time to time as provided in the Credit Agreement and shall bear interest as provided in the Credit Agreement. All payments of principal and interest on this Revolving Line of Credit Note shall be payable in lawful currency of the United States of America in immediately available funds to the Administrative Agent.
     This Revolving Line of Credit Note is entitled to the benefits of, and evidences obligations incurred under, the Credit Agreement, to which reference is made for a description of the Collateral for this Revolving Line of Credit Note and for a statement of the terms and conditions on which the Borrowers are permitted and required to make prepayments and repayments of principal of the obligations evidenced hereby and on which such obligations may be declared to be immediately due and payable.
     THIS REVOLVING LINE OF CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
     Each and every party liable hereunder or for the indebtedness evidenced hereby whether as maker, endorser, guarantor, surety or otherwise hereby: (a) except as may be expressly provided in the Credit Agreement or the other Loan Documents, waives notice (including, without limitation, notice of intention to accelerate maturity, notice of acceleration of maturity, and notice of non-payment), presentment, demand, protest, suretyship defenses and defenses in the nature thereof such as bringing of suit, and diligence in taking any action to collect amounts owing hereunder or in any proceeding against any of the rights and properties securing payment hereof; (b) waives any defenses based upon and specifically assents to any and all extensions and postponements of the time for payment, changes in terms and conditions and all other indulgences and forbearances which may be granted by the holder to any party now or hereafter liable hereunder or for the indebtedness evidenced hereby; (c) agrees to any substitution, exchange, release, surrender or other delivery of any Collateral now or hereafter held hereunder or in connection with the Credit Agreement or any of the other Loan Documents, and to the addition or release of any other party or person primarily or secondarily liable; (d) agrees that if any Collateral given to secure this Revolving Line of Credit Note or the indebtedness evidenced hereby or to secure any of the obligations set forth or referred to in the Credit Agreement or any of the other Loan Documents shall be found to be unenforceable in full or to any extent, or if the Administrative Agent, the Lender, any other Secured Party or any other party shall fail to duly perfect or protect such Collateral, the same shall not relieve or release any party liable hereon or thereon nor vitiate any other security or collateral given for any obligations evidenced hereby or thereby; (e) agrees to pay all reasonable costs and expenses incurred by the Administrative Agent, the Lender or any other Secured Party in connection with the indebtedness evidenced hereby, including, without limitation, all reasonable attorneys’ fees and costs, for the making and collection of the indebtedness evidenced hereby and the enforcement of rights and remedies hereunder and under the Credit Agreement and the other Loan Documents, whether or not suit is instituted; and (f) consents to all of the terms and conditions contained in this Revolving Line of Credit Note, the Credit Agreement and the other Loan Documents.
     The liability of the Borrowers under this Revolving Line of Credit Note shall be joint and several.
(Remainder of page intentionally left blank)

     IN WITNESS WHEREOF, the Borrowers have executed this Revolving Line of Credit Note under seal as of the day and year first above written.

SMITH & WESSON HOLDING CORPORATION
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

SMITH & WESSON CORP.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

THOMPSON/CENTER ARMS COMPANY, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

UNIVERSAL SAFETY RESPONSE, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

FOX RIDGE OUTFITTERS, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

BEAR LAKE HOLDINGS, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer
(Revolving Line of Credit Note)

K.W. THOMPSON TOOL COMPANY, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

O.L. DEVELOPMENT, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

THOMPSON CENTER HOLDING COMPANY
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

SMITH & WESSON DISTRIBUTING, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer
(Revolving Line of Credit Note)

REVOLVING LINE OF CREDIT NOTE

$30,000,000	December 7, 2010
     FOR VALUE RECEIVED, the undersigned, SMITH & WESSON HOLDING CORPORATION, a Nevada corporation, SMITH & WESSON CORP., a Delaware corporation, THOMPSON/CENTER ARMS COMPANY, INC., a New Hampshire corporation, THOMPSON CENTER HOLDING CORPORATION, a Delaware corporation, UNIVERSAL SAFETY RESPONSE, INC., a Delaware corporation, FOX RIDGE OUTFITTERS, INC., a New Hampshire corporation, K.W. THOMPSON TOOL COMPANY, INC., a New Hampshire corporation, O.L. DEVELOPMENT, INC., a New Hampshire corporation, BEAR LAKE HOLDINGS, INC., a Delaware corporation and SMITH & WESSON DISTRIBUTING, INC., a Delaware corporation (collectively, the “Borrowers”), promise to pay to the order of SOVEREIGN BANK (the “Lender”), at the place and times provided in the Credit Agreement referred to below the principal sum of
THIRTY MILLION DOLLARS AND 00/100 CENTS ($30,000,000)
or, if less, the principal amount of, and interest accrued on, all Revolving Loans made by the Lender from time to time pursuant to that certain Amended and Restated Credit Agreement dated December 7, 2010 (as amended, restated or modified from time to time, the “Credit Agreement”) by and among the Borrowers, TD Bank, N.A., in its capacity as Administrative Agent (in said capacity, together with its successors and assigns, the “Administrative Agent”) and the Lenders party thereto from time to time (including, without limitation, the Lender). Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Credit Agreement.
     The unpaid principal amount of this Revolving Line of Credit Note from time to time outstanding is subject to mandatory prepayment from time to time as provided in the Credit Agreement and shall bear interest as provided in the Credit Agreement. All payments of principal and interest on this Revolving Line of Credit Note shall be payable in lawful currency of the United States of America in immediately available funds to the Administrative Agent.
     This Revolving Line of Credit Note is entitled to the benefits of, and evidences obligations incurred under, the Credit Agreement, to which reference is made for a description of the Collateral for this Revolving Line of Credit Note and for a statement of the terms and conditions on which the Borrowers are permitted and required to make prepayments and repayments of principal of the obligations evidenced hereby and on which such obligations may be declared to be immediately due and payable.
     THIS REVOLVING LINE OF CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
     Each and every party liable hereunder or for the indebtedness evidenced hereby whether as maker, endorser, guarantor, surety or otherwise hereby: (a) except as may be expressly provided in the Credit Agreement or the other Loan Documents, waives notice (including, without limitation, notice of intention to accelerate maturity, notice of acceleration of maturity, and notice of non-payment), presentment, demand, protest, suretyship defenses and defenses in the nature thereof such as bringing of suit, and diligence in taking any action to collect amounts owing hereunder or in any proceeding against any of the rights and properties securing payment hereof; (b) waives any defenses based upon and specifically assents to any and all extensions and postponements of the time for payment, changes in terms and conditions and all other indulgences and forbearances which may be granted by the holder to any party now or hereafter liable hereunder or for the indebtedness evidenced hereby; (c) agrees to any substitution, exchange, release, surrender or other delivery of any Collateral now or hereafter held hereunder or in connection with the Credit Agreement or any of the other Loan Documents, and to the addition or release of any other party or person primarily or secondarily liable; (d) agrees that if any Collateral given to secure this Revolving Line of Credit Note or the indebtedness evidenced hereby or to secure any of the obligations set forth or referred to in the Credit Agreement or any of the other Loan Documents shall be found to be unenforceable in full or to any extent, or if the Administrative Agent, the Lender, any other Secured Party or any other party shall fail to duly perfect or protect such Collateral, the same shall not relieve or release any party liable hereon or thereon nor vitiate any other security or collateral given for any obligations evidenced hereby or thereby; (e) agrees to pay all reasonable costs and expenses incurred by the Administrative Agent, the Lender or any other Secured Party in connection with the indebtedness evidenced hereby, including, without limitation, all reasonable attorneys’ fees and costs, for the making and collection of the indebtedness evidenced hereby and the enforcement of rights and remedies hereunder and under the Credit Agreement and the other Loan Documents, whether or not suit is instituted; and (f) consents to all of the terms and conditions contained in this Revolving Line of Credit Note, the Credit Agreement and the other Loan Documents.
     The liability of the Borrowers under this Revolving Line of Credit Note shall be joint and several.
(Remainder of page intentionally left blank)

     IN WITNESS WHEREOF, the Borrowers have executed this Revolving Line of Credit Note under seal as of the day and year first above written.

SMITH & WESSON HOLDING CORPORATION
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

SMITH & WESSON CORP.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

THOMPSON/CENTER ARMS COMPANY, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

UNIVERSAL SAFETY RESPONSE, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

FOX RIDGE OUTFITTERS, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

BEAR LAKE HOLDINGS, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer
(Revolving Line of Credit Note)

K.W. THOMPSON TOOL COMPANY, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

O.L. DEVELOPMENT, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

THOMPSON CENTER HOLDING COMPANY
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

SMITH & WESSON DISTRIBUTING, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

(Revolving Line of Credit Note)

REVOLVING LINE OF CREDIT NOTE

$15,000,000	December 7, 2010
     FOR VALUE RECEIVED, the undersigned, SMITH & WESSON HOLDING CORPORATION, a Nevada corporation, SMITH & WESSON CORP., a Delaware corporation, THOMPSON/CENTER ARMS COMPANY, INC., a New Hampshire corporation, THOMPSON CENTER HOLDING CORPORATION, a Delaware corporation, UNIVERSAL SAFETY RESPONSE, INC., a Delaware corporation, FOX RIDGE OUTFITTERS, INC., a New Hampshire corporation, K.W. THOMPSON TOOL COMPANY, INC., a New Hampshire corporation, O.L. DEVELOPMENT, INC., a New Hampshire corporation, BEAR LAKE HOLDINGS, INC., a Delaware corporation and SMITH & WESSON DISTRIBUTING, INC., a Delaware corporation (collectively, the “Borrowers”), promise to pay to the order of BERKSHIRE BANK (the “Lender”), at the place and times provided in the Credit Agreement referred to below the principal sum of
FIFTEEN MILLION DOLLARS AND 00/100 CENTS ($15,000,000)
or, if less, the principal amount of, and interest accrued on, all Revolving Loans made by the Lender from time to time pursuant to that certain Amended and Restated Credit Agreement dated December 7, 2010 (as amended, restated or modified from time to time, the “Credit Agreement”) by and among the Borrowers, TD Bank, N.A., in its capacity as Administrative Agent (in said capacity, together with its successors and assigns, the “Administrative Agent”) and the Lenders party thereto from time to time (including, without limitation, the Lender). Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Credit Agreement.
     The unpaid principal amount of this Revolving Line of Credit Note from time to time outstanding is subject to mandatory prepayment from time to time as provided in the Credit Agreement and shall bear interest as provided in the Credit Agreement. All payments of principal and interest on this Revolving Line of Credit Note shall be payable in lawful currency of the United States of America in immediately available funds to the Administrative Agent.
     This Revolving Line of Credit Note is entitled to the benefits of, and evidences obligations incurred under, the Credit Agreement, to which reference is made for a description of the Collateral for this Revolving Line of Credit Note and for a statement of the terms and conditions on which the Borrowers are permitted and required to make prepayments and repayments of principal of the obligations evidenced hereby and on which such obligations may be declared to be immediately due and payable.
     THIS REVOLVING LINE OF CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
     Each and every party liable hereunder or for the indebtedness evidenced hereby whether as maker, endorser, guarantor, surety or otherwise hereby: (a) except as may be expressly provided in the Credit Agreement or the other Loan Documents, waives notice (including, without limitation, notice of intention to accelerate maturity, notice of acceleration of maturity, and notice of non-payment), presentment, demand, protest, suretyship defenses and defenses in the nature thereof such as bringing of suit, and diligence in taking any action to collect amounts owing hereunder or in any proceeding against any of the rights and properties securing payment hereof; (b) waives any defenses based upon and specifically assents to any and all extensions and postponements of the time for payment, changes in terms and conditions and all other indulgences and forbearances which may be granted by the holder to any party now or hereafter liable hereunder or for the indebtedness evidenced hereby; (c) agrees to any substitution, exchange, release, surrender or other delivery of any Collateral now or hereafter held hereunder or in connection with the Credit Agreement or any of the other Loan Documents, and to the addition or release of any other party or person primarily or secondarily liable; (d) agrees that if any Collateral given to secure this Revolving Line of Credit Note or the indebtedness evidenced hereby or to secure any of the obligations set forth or referred to in the Credit Agreement or any of the other Loan Documents shall be found to be unenforceable in full or to any extent, or if the Administrative Agent, the Lender, any other Secured Party or any other party shall fail to duly perfect or protect such Collateral, the same shall not relieve or release any party liable hereon or thereon nor vitiate any other security or collateral given for any obligations evidenced hereby or thereby; (e) agrees to pay all reasonable costs and expenses incurred by the Administrative Agent, the Lender or any other Secured Party in connection with the indebtedness evidenced hereby, including, without limitation, all reasonable attorneys’ fees and costs, for the making and collection of the indebtedness evidenced hereby and the enforcement of rights and remedies hereunder and under the Credit Agreement and the other Loan Documents, whether or not suit is instituted; and (f) consents to all of the terms and conditions contained in this Revolving Line of Credit Note, the Credit Agreement and the other Loan Documents.
     The liability of the Borrowers under this Revolving Line of Credit Note shall be joint and several.
(Remainder of page intentionally left blank)

     IN WITNESS WHEREOF, the Borrowers have executed this Revolving Line of Credit Note under seal as of the day and year first above written.

SMITH & WESSON HOLDING CORPORATION
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

SMITH & WESSON CORP.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

THOMPSON/CENTER ARMS COMPANY, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

UNIVERSAL SAFETY RESPONSE, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

FOX RIDGE OUTFITTERS, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

BEAR LAKE HOLDINGS, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer
(Revolving Line of Credit Note)

K.W. THOMPSON TOOL COMPANY, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

O.L. DEVELOPMENT, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

THOMPSON CENTER HOLDING COMPANY
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

SMITH & WESSON DISTRIBUTING, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

(Revolving Line of Credit Note)

REVOLVING LINE OF CREDIT NOTE

$10,000,000	December 7, 2010
     FOR VALUE RECEIVED, the undersigned, SMITH & WESSON HOLDING CORPORATION, a Nevada corporation, SMITH & WESSON CORP., a Delaware corporation, THOMPSON/CENTER ARMS COMPANY, INC., a New Hampshire corporation, THOMPSON CENTER HOLDING CORPORATION, a Delaware corporation, UNIVERSAL SAFETY RESPONSE, INC., a Delaware corporation, FOX RIDGE OUTFITTERS, INC., a New Hampshire corporation, K.W. THOMPSON TOOL COMPANY, INC., a New Hampshire corporation, O.L. DEVELOPMENT, INC., a New Hampshire corporation, BEAR LAKE HOLDINGS, INC., a Delaware corporation and SMITH & WESSON DISTRIBUTING, INC., a Delaware corporation (collectively, the “Borrowers”), promise to pay to the order of CHICOPEE SAVINGS BANK (the “Lender”), at the place and times provided in the Credit Agreement referred to below the principal sum of
TEN MILLION DOLLARS AND 00/100 CENTS ($10,000,000)
or, if less, the principal amount of, and interest accrued on, all Revolving Loans made by the Lender from time to time pursuant to that certain Amended and Restated Credit Agreement dated December 7, 2010 (as amended, restated or modified from time to time, the “Credit Agreement”) by and among the Borrowers, TD Bank, N.A., in its capacity as Administrative Agent (in said capacity, together with its successors and assigns, the “Administrative Agent”) and the Lenders party thereto from time to time (including, without limitation, the Lender). Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Credit Agreement.
     The unpaid principal amount of this Revolving Line of Credit Note from time to time outstanding is subject to mandatory prepayment from time to time as provided in the Credit Agreement and shall bear interest as provided in the Credit Agreement. All payments of principal and interest on this Revolving Line of Credit Note shall be payable in lawful currency of the United States of America in immediately available funds to the Administrative Agent.
     This Revolving Line of Credit Note is entitled to the benefits of, and evidences obligations incurred under, the Credit Agreement, to which reference is made for a description of the Collateral for this Revolving Line of Credit Note and for a statement of the terms and conditions on which the Borrowers are permitted and required to make prepayments and repayments of principal of the obligations evidenced hereby and on which such obligations may be declared to be immediately due and payable.
     THIS REVOLVING LINE OF CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
     Each and every party liable hereunder or for the indebtedness evidenced hereby whether as maker, endorser, guarantor, surety or otherwise hereby: (a) except as may be expressly provided in the Credit Agreement or the other Loan Documents, waives notice (including, without limitation, notice of intention to accelerate maturity, notice of acceleration of maturity, and notice of non-payment), presentment, demand, protest, suretyship defenses and defenses in the nature thereof such as bringing of suit, and diligence in taking any action to collect amounts owing hereunder or in any proceeding against any of the rights and properties securing payment hereof; (b) waives any defenses based upon and specifically assents to any and all extensions and postponements of the time for payment, changes in terms and conditions and all other indulgences and forbearances which may be granted by the holder to any party now or hereafter liable hereunder or for the indebtedness evidenced hereby; (c) agrees to any substitution, exchange, release, surrender or other delivery of any Collateral now or hereafter held hereunder or in connection with the Credit Agreement or any of the other Loan Documents, and to the addition or release of any other party or person primarily or secondarily liable; (d) agrees that if any Collateral given to secure this Revolving Line of Credit Note or the indebtedness evidenced hereby or to secure any of the obligations set forth or referred to in the Credit Agreement or any of the other Loan Documents shall be found to be unenforceable in full or to any extent, or if the Administrative Agent, the Lender, any other Secured Party or any other party shall fail to duly perfect or protect such Collateral, the same shall not relieve or release any party liable hereon or thereon nor vitiate any other security or collateral given for any obligations evidenced hereby or thereby; (e) agrees to pay all reasonable costs and expenses incurred by the Administrative Agent, the Lender or any other Secured Party in connection with the indebtedness evidenced hereby, including, without limitation, all reasonable attorneys’ fees and costs, for the making and collection of the indebtedness evidenced hereby and the enforcement of rights and remedies hereunder and under the Credit Agreement and the other Loan Documents, whether or not suit is instituted; and (f) consents to all of the terms and conditions contained in this Revolving Line of Credit Note, the Credit Agreement and the other Loan Documents.
     The liability of the Borrowers under this Revolving Line of Credit Note shall be joint and several.
(Remainder of page intentionally left blank)

     IN WITNESS WHEREOF, the Borrowers have executed this Revolving Line of Credit Note under seal as of the day and year first above written.

SMITH & WESSON HOLDING CORPORATION
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

SMITH & WESSON CORP.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

THOMPSON/CENTER ARMS COMPANY, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

UNIVERSAL SAFETY RESPONSE, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

FOX RIDGE OUTFITTERS, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

BEAR LAKE HOLDINGS, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer
(Revolving Line of Credit Note)

K.W. THOMPSON TOOL COMPANY, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

O.L. DEVELOPMENT, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

THOMPSON CENTER HOLDING COMPANY
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

SMITH & WESSON DISTRIBUTING, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

(Revolving Line of Credit Note)

REVOLVING LINE OF CREDIT NOTE

$5,000,000	December 7, 2010
     FOR VALUE RECEIVED, the undersigned, SMITH & WESSON HOLDING CORPORATION, a Nevada corporation, SMITH & WESSON CORP., a Delaware corporation, THOMPSON/CENTER ARMS COMPANY, INC., a New Hampshire corporation, THOMPSON CENTER HOLDING CORPORATION, a Delaware corporation, UNIVERSAL SAFETY RESPONSE, INC., a Delaware corporation, FOX RIDGE OUTFITTERS, INC., a New Hampshire corporation, K.W. THOMPSON TOOL COMPANY, INC., a New Hampshire corporation, O.L. DEVELOPMENT, INC., a New Hampshire corporation, BEAR LAKE HOLDINGS, INC., a Delaware corporation and SMITH & WESSON DISTRIBUTING, INC., a Delaware corporation (collectively, the “Borrowers”), promise to pay to the order of DEUTSCHE BANK TRUST COMPANY AMERICAS (the “Lender”), at the place and times provided in the Credit Agreement referred to below the principal sum of
FIVE MILLION DOLLARS AND 00/100 CENTS ($5,000,000)
or, if less, the principal amount of, and interest accrued on, all Revolving Loans made by the Lender from time to time pursuant to that certain Amended and Restated Credit Agreement dated December 7, 2010 (as amended, restated or modified from time to time, the “Credit Agreement”) by and among the Borrowers, TD Bank, N.A., in its capacity as Administrative Agent (in said capacity, together with its successors and assigns, the “Administrative Agent”) and the Lenders party thereto from time to time (including, without limitation, the Lender). Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Credit Agreement.
     The unpaid principal amount of this Revolving Line of Credit Note from time to time outstanding is subject to mandatory prepayment from time to time as provided in the Credit Agreement and shall bear interest as provided in the Credit Agreement. All payments of principal and interest on this Revolving Line of Credit Note shall be payable in lawful currency of the United States of America in immediately available funds to the Administrative Agent.
     This Revolving Line of Credit Note is entitled to the benefits of, and evidences obligations incurred under, the Credit Agreement, to which reference is made for a description of the Collateral for this Revolving Line of Credit Note and for a statement of the terms and conditions on which the Borrowers are permitted and required to make prepayments and repayments of principal of the obligations evidenced hereby and on which such obligations may be declared to be immediately due and payable.
     THIS REVOLVING LINE OF CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
     Each and every party liable hereunder or for the indebtedness evidenced hereby whether as maker, endorser, guarantor, surety or otherwise hereby: (a) except as may be expressly provided in the Credit Agreement or the other Loan Documents, waives notice (including, without limitation, notice of intention to accelerate maturity, notice of acceleration of maturity, and notice of non-payment), presentment, demand, protest, suretyship defenses and defenses in the nature thereof such as bringing of suit, and diligence in taking any action to collect amounts owing hereunder or in any proceeding against any of the rights and properties securing payment hereof; (b) waives any defenses based upon and specifically assents to any and all extensions and postponements of the time for payment, changes in terms and conditions and all other indulgences and forbearances which may be granted by the holder to any party now or hereafter liable hereunder or for the indebtedness evidenced hereby; (c) agrees to any substitution, exchange, release, surrender or other delivery of any Collateral now or hereafter held hereunder or in connection with the Credit Agreement or any of the other Loan Documents, and to the addition or release of any other party or person primarily or secondarily liable; (d) agrees that if any Collateral given to secure this Revolving Line of Credit Note or the indebtedness evidenced hereby or to secure any of the obligations set forth or referred to in the Credit Agreement or any of the other Loan Documents shall be found to be unenforceable in full or to any extent, or if the Administrative Agent, the Lender, any other Secured Party or any other party shall fail to duly perfect or protect such Collateral, the same shall not relieve or release any party liable hereon or thereon nor vitiate any other security or collateral given for any obligations evidenced hereby or thereby; (e) agrees to pay all reasonable costs and expenses incurred by the Administrative Agent, the Lender or any other Secured Party in connection with the indebtedness evidenced hereby, including, without limitation, all reasonable attorneys’ fees and costs, for the making and collection of the indebtedness evidenced hereby and the enforcement of rights and remedies hereunder and under the Credit Agreement and the other Loan Documents, whether or not suit is instituted; and (f) consents to all of the terms and conditions contained in this Revolving Line of Credit Note, the Credit Agreement and the other Loan Documents.
     The liability of the Borrowers under this Revolving Line of Credit Note shall be joint and several.
(Remainder of page intentionally left blank)

     IN WITNESS WHEREOF, the Borrowers have executed this Revolving Line of Credit Note under seal as of the day and year first above written.

SMITH & WESSON HOLDING CORPORATION
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

SMITH & WESSON CORP.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

THOMPSON/CENTER ARMS COMPANY, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

UNIVERSAL SAFETY RESPONSE, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

FOX RIDGE OUTFITTERS, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

BEAR LAKE HOLDINGS, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer
(Revolving Line of Credit Note)

K.W. THOMPSON TOOL COMPANY, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

O.L. DEVELOPMENT, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

THOMPSON CENTER HOLDING COMPANY
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

SMITH & WESSON DISTRIBUTING, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer
(Revolving Line of Credit Note)

SWINGLINE NOTE

$5,000,000	December 7, 2010
     FOR VALUE RECEIVED, the undersigned, SMITH & WESSON HOLDING CORPORATION, a Nevada corporation, SMITH & WESSON CORP., a Delaware corporation, THOMPSON/CENTER ARMS COMPANY, INC., a New Hampshire corporation, THOMPSON CENTER HOLDING CORPORATION, a Delaware corporation, UNIVERSAL SAFETY RESPONSE, INC., a Delaware corporation, FOX RIDGE OUTFITTERS, INC., a New Hampshire corporation, K.W. THOMPSON TOOL COMPANY, INC., a New Hampshire corporation, O.L. DEVELOPMENT, INC., a New Hampshire corporation, BEAR LAKE HOLDINGS, INC., a Delaware corporation and SMITH & WESSON DISTRIBUTING, INC., a Delaware corporation (collectively, the “Borrowers”), promise to pay to the order of TD BANK, N.A. (the “Swingline Lender”), at the place and times provided in the Credit Agreement referred to below the principal sum of
FIVE MILLION DOLLARS AND 00/100 CENTS ($5,000,000)
or, if less, the principal amount of, and interest accrued on, all Swingline Loans made by the Swingline Lender from time to time pursuant to that certain Amended and Restated Credit Agreement dated December 7, 2010 (as amended, restated or modified from time to time, the “Credit Agreement”) by and among the Borrowers, TD Bank, N.A., in its capacity as Administrative Agent (in said capacity, together with its successors and assigns, the “Administrative Agent”) and the Lenders party thereto from time to time (including, without limitation, the Swingline Lender). Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Credit Agreement.
     The unpaid principal amount of this Swingline Note from time to time outstanding is subject to mandatory prepayment from time to time as provided in the Credit Agreement and shall bear interest as provided in the Credit Agreement. All payments of principal and interest on this Swingline Note shall be payable in lawful currency of the United States of America in immediately available funds to the Administrative Agent.
     This Swingline Note is entitled to the benefits of, and evidences obligations incurred under, the Credit Agreement, to which reference is made for a description of the Collateral for this Swingline Note and for a statement of the terms and conditions on which the Borrowers are permitted and required to make prepayments and repayments of principal of the obligations evidenced hereby and on which such obligations may be declared to be immediately due and payable.
     THIS SWINGLINE NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
     Each and every party liable hereunder or for the indebtedness evidenced hereby whether as maker, endorser, guarantor, surety or otherwise hereby: (a) except as may be expressly provided in the Credit Agreement or the other Loan Documents, waives notice (including, without limitation, notice of intention to accelerate maturity, notice of acceleration of maturity, and notice of non-payment), presentment, demand, protest, suretyship defenses and defenses in the nature thereof such as bringing of suit, and diligence in taking any action to collect amounts owing hereunder or in any proceeding against any of the rights and properties securing payment hereof; (b) waives any defenses based upon and specifically assents to any and all extensions and postponements of the time for payment, changes in terms and conditions and all other indulgences and forbearances which may be granted by the holder to any party now or hereafter liable hereunder or for the indebtedness evidenced hereby; (c) agrees to any substitution, exchange, release, surrender or other delivery of any Collateral now or hereafter held hereunder or in connection with the Credit Agreement or any of the other Loan Documents, and to the addition or release of any other party or person primarily or secondarily liable; (d) agrees that if any Collateral given to secure this Swingline Note or the indebtedness evidenced hereby or to secure any of the obligations set forth or referred to in the Credit Agreement or any of the other Loan Documents shall be found to be unenforceable in full or to any extent, or if the Administrative Agent, the Swingline Lender, any other Secured Party or any other party shall fail to duly perfect or protect such Collateral, the same shall not relieve or release any party liable hereon or thereon nor vitiate any other security or collateral given for any obligations evidenced hereby or thereby; (e) agrees to pay all reasonable costs and expenses incurred by the Administrative Agent, the Swingline Lender or any other Secured Party in connection with the indebtedness evidenced hereby, including, without limitation, all reasonable attorneys’ fees and costs, for the making and collection of the indebtedness evidenced hereby and the enforcement of rights and remedies hereunder and under the Credit Agreement and the other Loan Documents, whether or not suit is instituted; and (f) consents to all of the terms and conditions contained in this Swingline Note, the Credit Agreement and the other Loan Documents.
     The liability of the Borrowers under this Swingline Note shall be joint and several.
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     IN WITNESS WHEREOF, the Borrowers have executed this Swingline Note under seal as of the day and year first above written.

SMITH & WESSON HOLDING CORPORATION
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

SMITH & WESSON CORP.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

THOMPSON/CENTER ARMS COMPANY, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

UNIVERSAL SAFETY RESPONSE, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

FOX RIDGE OUTFITTERS, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

BEAR LAKE HOLDINGS, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer
(Swingline Note)

K.W. THOMPSON TOOL COMPANY, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

O.L. DEVELOPMENT, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

THOMPSON CENTER HOLDING COMPANY
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

SMITH & WESSON DISTRIBUTING, INC.
By:	/s/ John R. Dineen
	Name:	John R. Dineen
	Title:	Interim Chief Financial Officer

(Swingline Note)